UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211, Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry Into a Material Definitive Agreement.

The information regarding the entry into the Fifth Amendment (defined below) to the Partnership Agreement (defined below) set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.03. Material Modifications to Rights of Security Holders.

The information regarding the entry into the Fifth Amendment (defined below) to the Partnership Agreement (defined below) and the general effect thereof as set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2021, the Board of Managers of Greystone AF Manager LLC, which is the general partner of the Partnership’s general partner, America First Capital Associates Limited Partnership Two (the “General Partner”), on behalf of the Partnership, entered into the Fifth Amendment (the “Fifth Amendment”) to First Amended and Restated Agreement of Limited Partnership of America First Multifamily Investors, L.P. (the “Partnership Agreement”) to create a new series of limited partnership interests in the Partnership designated as Series A-1 Preferred Units (the “Series A-1 Preferred Units”).  The Fifth Amendment became effective on April 20, 2021 and is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Series A-1 Preferred Units are a new series of limited partnership interests in the Partnership that ranks on parity with the Partnership’s existing Series A Preferred Units representing limited partnership interests in the Partnership (the “Series A Preferred Units”) with respect to anticipated quarterly distributions and rights upon liquidation, dissolution, or the winding-up of the Partnership’s affairs.  Holders of the Series A-1 Preferred Units will be entitled to receive, when, as, and if declared by the General Partner out of funds legally available for the payment of distributions, non-cumulative cash distributions at the rate of 3.00% per annum of the $10.00 per unit purchase price of the Series A-1 Preferred Units, payable quarterly.  In the event of any liquidation, dissolution, or winding up of the Partnership, the holders of the Series A-1 Preferred Units will be entitled to a liquidation preference in connection with their investments in an amount equal to $10.00 per Series A-1 Preferred Unit, plus an amount equal to all distributions declared and unpaid thereon to the date of final distribution.

With respect to anticipated quarterly distributions and rights upon liquidation, dissolution, or the winding-up of the Partnership’s affairs, the Series A-1 Preferred Units rank senior to the Partnership’s beneficial unit certificates (“BUCs”) and to any other class or series of Partnership interests or securities expressly designated as ranking junior to the Series A-1 Preferred Units, on parity with the Series A Preferred Units, and junior to any other class or series of Partnership interests or securities expressly designated as ranking senior to the Series A-1 Preferred Units.  The Series A-1 Preferred Units have no stated maturity, are not subject to any sinking fund requirements, and will remain outstanding indefinitely unless repurchased or redeemed by the Partnership.

Upon the sixth anniversary of the closing of a holder’s purchase of Series A-1 Preferred Units, and upon each anniversary thereafter, each such holder of Series A-1 Preferred Units will have the right to redeem, in whole or in part, the Series A-1 Preferred Units held by such holder at a per unit redemption price equal to $10.00 per unit plus an amount equal to all declared and unpaid distributions.  In addition, for a period of 60 days after any date on which the General Partner determines that the ratio of the aggregate market value of the issued and outstanding BUCs as of the close of business, New York time, on any date to the aggregate value of the issued and outstanding Series A Preferred Units and Series A-1 Preferred Units, as shown on the Partnership’s financial statements, on that same date (the “BUCs Ratio”) has fallen below 1.0 and has remained below 1.0 for a period of 15 consecutive business days, each holder of Series A-1 Preferred Units will have the right, but not the obligation, to cause the Partnership to redeem, in whole or in part, the Series A-1 Preferred Units held by such holder at a per unit redemption price equal to $10.00 per unit plus an amount equal to all declared and unpaid distributions.

Holders of Series A-1 Preferred Units will have no voting rights except for limited voting rights relating to issuances of Partnership securities adversely affecting the Series A-1 Preferred Units.  As of the date of this document, there are no Series A-1 Preferred Units issued and outstanding.

The Fifth Amendment also amended Section 7(b)(ii) of the current Exhibit AP to the Partnership Agreement to coordinate the redemption rights of the Series A Preferred Units and the Series A-1 Preferred Units in the event the BUCs Ratio has fallen below 1.0, as described above.  This amendment is necessary to avoid the Series A-1 Preferred Units’ redemption rights being triggered if the BUCs Ratio falls below 1.0 but not the Series A Preferred Units’ redemption rights being triggered under the same circumstance.

The foregoing description of the Fifth Amendment is a summary and is qualified in its entirety by reference to the full text of the Fifth Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
3.1	Fifth Amendment to First Amended and Restated Agreement of Limited Partnership of America First Multifamily Investors, L.P. dated April 20, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: April 21, 2021	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury
Title: Chief Financial Officer